Exhibit 10.52

AMENDMENT NUMBER 2

TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN

REVISED AND CONSOLIDATED AS AT JANUARY 1, 2024

AMENDMENTS EFFECTIVE JANUARY 1, 2024

1.Paragraph 12.01 is deleted and replaced with the following:

“12.01 Death Before Early Retirement Eligibility

Where a Member dies before becoming eligible for early retirement, the Member is deemed to have terminated Service on the date of death and not died and the Spouse is entitled to receive a lump sum equal to the amount calculated in accordance with subparagraph 11.01(a), or, in lieu thereof, a pension commencing at Normal Retirement Date and Actuarially Equivalent to the lump sum.

If the Member does not have a Spouse on the date of death, the Member’s designated beneficiary, or if none, the Member’s estate or succession, is entitled to receive the lump sum as a cash payment less withholding taxes.”

2.Paragraph 12.02 is deleted and replaced with the following:

“12.02 Death Before Early Retirement Eligibility: More Than Fifteen (15) Years Pensionable Service

Where a Member with a Spouse dies before becoming eligible for early retirement and has at least fifteen (15) years of Pensionable Service and the sum of the Member’s age and Pensionable Service is at least sixty (60) years, the Spouse may elect to receive, in lieu of the benefit provided for in paragraph 12.01, the greater of:

(a)the amount calculated in accordance with subparagraph 11.01(a),

and

(b)subject to Article 18, fifty percent (50%) of the Actuarially Equivalent lump sum value of the Member’s Pension Accrued, calculated as if payable to the Spouse from the end of the month of death,

or, in lieu thereof, a pension payable to the Spouse from the end of the month of death and Actuarially Equivalent to the lump sum.”

3.Paragraph 12.03 is deleted and replaced with the following:

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“12.03 Death Before Early Retirement Eligibility: Former Member

Where a Former Member dies before becoming eligible for early retirement, the Spouse is entitled to receive a lump sum equal to the amount calculated in accordance with subparagraph 11.01(a) at the date of death, or in lieu thereof, a pension commencing at Normal Retirement Date and Actuarially Equivalent to the lump sum.

If the Former Member does not have a Spouse on the date of death, the Former Member’s designated beneficiary, or if none, the Former Member’s estate or succession, is entitled to receive the lump sum as a cash payment less withholding taxes.”

4.Paragraph 12.04 is deleted and replaced with the following:

“12.04 Death After Becoming Eligible for Early Retirement

Where a Member or Former Member dies after becoming eligible for early retirement, but before retirement, the Spouse is entitled to receive a pension payable to the Spouse from the end of the month of death and Actuarially Equivalent to the lump sum value of the Member’s Pension Accrued.

With effect from January 1, 2001, the Spouse of a Member who is a Management Employee on the date of death and who is entitled to a pension in accordance with this paragraph may elect to transfer the Actuarially Equivalent lump sum value of the pension to a Locked-In Retirement Fund.

If the Member or Former Member does not have a Spouse, the Member’s or Former Member’s designated beneficiary, or if none, the Member’s or Former Member’s estate or succession, is entitled to receive, as a cash payment less withholding taxes, the Actuarially Equivalent lump sum value of the Member’s Pension Accrued as if the Member or Former Member elected to retire on the date of death and had not died.”

5.Paragraph 12.05 is deleted and replaced with the following:

“12.05 Death After Becoming Eligible for Early Retirement: More Than Fifteen (15) Years Pensionable Service

Where a Member with a Spouse dies after becoming eligible for early retirement, but before retirement and has at least fifteen (15) years of Pensionable Service and the sum of the Member’s age and Pensionable Service is at least sixty (60) years, the Spouse may elect to receive, in lieu of the benefit provided for in paragraph 12.04, the greater of:

(a)a pension payable to the Spouse from the end of the month of death and Actuarially Equivalent to the amount calculated in accordance with paragraph 12.04,

and

(b) a pension equal to fifty percent (50%) of the Member’s Pension Accrued.

With effect from January 1, 2001, the Spouse of a Member who is a Management Employee on the date of death and who is entitled to a pension in accordance with this paragraph may elect to transfer the Actuarially Equivalent lump sum value of the pension to a Locked-In Retirement Fund.”

6.Subparagraph 12.06(c) is added:

"(c) Where a Pensioner who was a Management Employee and who had elected an optional form of pension pursuant to subparagraph 10.04(a) dies and has no Post-Retirement Spouse, then the beneficiary designated by the Pensioner, or if none, the estate of the Pensioner, is entitled to receive the remainder of payments under any guaranteed term of the Pensioner’s pension.”
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